                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 19, 2009

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Please see the description under Item 2.03 below.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCP IV Associates, Ltd., a Texas limited partnership (the “Partnership”).  The Partnership owns 865 Bellevue Apartments (“865 Bellevue”), a 326-unit apartment complex located in Nashville, Tennessee.

On February 19, 2009, the Partnership obtained a mortgage loan in the principal amount of $19,350,000 on 865 Bellevue.  The mortgage loan bears interest at a fixed rate of 6.344% per annum, and requires monthly payments of principal and interest of approximately $120,000 beginning on April 1, 2009 through the mortgage loan’s March 1, 2019 maturity date. The mortgage loan has a balloon payment of approximately $16,373,000 due at maturity. The Partnership may prepay the mortgage loan at any time with 30 days written notice to the lender subject to a prepayment penalty.

In accordance with the terms of the loan agreement, payment of the loan may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs. Events of default include nonpayment of monthly principal and interest by the due date; nonpayment of the matured balance of the loan on the maturity date; and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the Multifamily Note and Multifamily Deed of Trust, Assignment of Rents and Security Agreement copies of which are filed as exhibits 10.149 and 10.150.

As previously disclosed on January 12, 2009, the Registrant received a loan of approximately $11,125,000 from an affiliate of the Registrant (the “Affiliate Loan”).  These loan proceeds were then used to pay in full the previous mortgage loan encumbering 865 Bellevue, which at the time of the payoff had a principal balance of approximately $11,078,000.  The Affiliate Loan is unsecured and bears interest at 6.0%.  The Registrant used approximately $11,200,000 of the net proceeds received from the February 19, 2009 mortgage loan to pay in full the Affiliate Loan.

In accordance with the Registrant’s partnership agreement, the Registrant’s general partner is evaluating what portion of the remaining net proceeds will be distributed to the Registrant’s partners following repayment of the Affiliate Loan in full.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.149      Multifamily Note between Keycorp Real Estate Capital Markets, Inc., an Ohio corporation and CCP IV Knollwood, LLC, a Delaware limited liability company, dated February 19, 2009.

10.150      Multifamily Deed of Trust, Assignment of Rents and Security Agreement between Keycorp Real Estate Capital Markets, Inc., an Ohio corporation and CCP IV Knollwood, LLC, a Delaware limited liability company, dated February 19, 2009.

*Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: February 25, 2009